                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08886

                SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Equity Partners Fund

Semiannual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for Class A, B and C shares for the 10-year period and the Life of Class periods for Institutional Class shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Equity Partners Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder Flag Investors Equity Partners Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.56%	9.88%	15.25%	7.18%	11.26%
Class B	5.21%	9.02%	14.37%	6.38%	10.42%
Class C	5.17%	9.02%	14.36%	6.37%	10.59%
S&P 500 Index+	5.88%	8.44%	12.10%	.64%	9.28%
Scudder Flag Investors Equity Partners Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	5.68%	10.10%	15.51%	7.45%	11.02%
S&P 500 Index+	5.88%	8.44%	12.10%	.64%	8.76%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,356	$14,427	$13,333	$27,407
	Average annual total return	3.56%	12.99%	5.92%	10.61%
Class B	Growth of $10,000	$10,602	$14,761	$13,524	$26,957
	Average annual total return	6.02%	13.86%	6.22%	10.42%
Class C	Growth of $10,000	$10,902	$14,955	$13,619	$27,357
	Average annual total return	9.02%	14.36%	6.37%	10.59%
S&P 500 Index+	Growth of $10,000	$10,844	$14,085	$10,322	$24,287
	Average annual total return	8.44%	12.10%	.64%	9.28%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/05
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,101,000	$1,541,100	$1,432,000	$2,783,600
	Average annual total return	10.10%	15.51%	7.45%	11.02%
S&P 500 Index+	Growth of $1,000,000	$1,084,400	$1,408,500	$1,032,200	$2,268,100
	Average annual total return	8.44%	12.10%	.64%	8.76%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/05	$ 28.68	$ 27.08	$ 27.07	$ 28.92
5/31/05	$ 27.20	$ 25.74	$ 25.74	$ 27.43
Distribution Information: Six Months: Income Dividends as of 11/30/05	$ .04	$ —	$ —	$ .08
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	322	of	825	39
3-Year	128	of	579	23
5-Year	64	of	407	16
10-Year	34	of	130	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,055.60	$ 1,052.10	$ 1,051.70	$ 1,056.80
Expenses Paid per $1,000*	$ 6.18	$ 9.93	$ 10.03	$ 4.90
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,019.05	$ 1,015.39	$ 1,015.29	$ 1,020.31
Expenses Paid per $1,000*	$ 6.07	$ 9.75	$ 9.85	$ 4.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Equity Partners Fund	1.20%	1.93%	1.95%	0.95%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Hobart C. Buppert II discusses the performance and strategy of Scudder Flag Investors Equity Partners Fund for the six-month period ended November 30, 2005.

Q:  How did the US stock market perform during the semiannual reporting period, and how did this affect fund performance?

A:  Despite a number of potential headwinds — including rising interest rates, the Gulf Coast hurricanes and surging energy prices — US equities clawed their way higher during the past six months. Investors remained encouraged by steady economic growth, which was reaffirmed when preliminary third-quarter gross domestic product showed a gain of 4.3%, as well as by strong earnings and record levels of free cash flow for US corporations. Overall, we are encouraged by the market's performance given the challenges of the past six months.

Unfortunately, higher energy prices and rising interest rates conspired to have a negative short-term impact on the fund. Our individual stock selection has resulted in an underweight in energy stocks, meaning that the fund was not fully able to benefit from the sector's strong performance. In addition, the fund holds a relatively high weighting in financials, which were hurt as the combination of rising short-term interest rates and flat long-term rates raised concerns that banks' net interest margins would be compressed.1

1 Net interest margin is the difference between the rate banks earn on their loans and the rate they pay on their deposits.

As a result, the fund's Class A shares returned 5.56%, compared with the 5.88% return of the fund's benchmark, the Standard & Poor's 500 (the S&P 500) Index. The fund also came in below the 5.72% average return of the 830 funds in its Lipper peer group, Multi-Cap Core Funds. However, given our long-term focus and multiyear holding periods for the stocks we hold in the fund, we believe a six-month interval is not a sufficient amount of time to effectively measure our performance as managers. Over the one-, three-, five- and 10-year periods, the fund outperformed the average return of its peer group and finished in the top 39th, 23rd, 16th and 26th percentiles, respectively, in those periods. While past performance is no guarantee of future results, of course, we believe this record helps illustrate the value of our disciplined, long-term approach to investing. (Fund returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and for more complete performance information.)

How is the fund managed?

"Rather than focusing on broader trends in the economy or the financial markets, we seek stocks that have fallen out of favor and whose prices have depreciated. Our approach is flexible in that we do not limit the universe of potential holdings to stocks that traditionally are put in the 'value' category. We believe that all stocks — whether widely considered value or growth — can become undervalued at some point. We evaluate companies of all sizes based on their individual merits, seeking those that are well-positioned, are generating excess free cash flow and are run by skilled, shareholder-oriented senior management teams. Our goal is to own companies that are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or more, as long as a company continues to meet our expectations."

— Portfolio Manager Hobart C. Buppert II

Q:  What individual stocks contributed to performance?

A:  Five holdings that made the largest contributions during the semiannual period were Canadian National Railway Co., Prudential Financial, Inc., WellPoint, Inc., CONSOL Energy, Inc. and First Marblehead Corp.

Canadian National Railway (CN): This stock, which we cited in the May annual report to shareholders as having been a strong performer over the previous year, continued to post gains during the past six months on the strength of earnings that came in above expectations. CN's stock has benefited from the company's being one of the best-managed railroads in the business. Additionally, the spike in energy costs has led to increased business for CN because railroads are a less expensive alternative to other forms of transportation, such as trucking. As the second-largest holding in the portfolio at 5.8% of net assets, CN made a significant contribution to fund performance.

Prudential: A well-managed insurance company that is on track to post its third consecutive year of outstanding performance, Prudential continues to exceed investor expectations. Although the stock has risen significantly in recent years — from about $30 in early 2003 to the high $70s at the close of the reporting period — we have elected to hold on to the fund's position. As a result, Prudential's weighting in the portfolio has continued to grow, reaching 4.9% of net assets on November 30. The "compounding" effect that is generated by allowing a winner to run — rather than being too quick to take profits — can, over time, have a significant positive impact on performance relative to the benchmark.

WellPoint: By continuing to grow both organically and through acquisitions, WellPoint has gained investors' confidence, and its stock has risen accordingly. Another holding we have allowed to "compound" over time, this stock continues to trade at a price-to-earnings ratio (P/E) of 16 times 12-month forward earnings.2 This P/E is in line with that of the broader market, despite the fact that the company continues to deliver above-average results in terms of its earnings growth, free cash flow and return on capital. We therefore believe WellPoint continues to represent an attractive value, and it remains the largest individual holding in the portfolio.

2 The P/E ratio is the price investors are willing to pay for $1 of earnings. For example, a stock with a $10 share price and $1 per share of earnings has a P/E of 10. A low P/E is generally viewed as a sign of potential value.

CONSOL: We have been pleasantly surprised by the performance of our holding in this coal mining company. We initially purchased the stock in October 2003 based on our view that it was selling for far less than its true worth. This traditional value approach led us to what became, in 2005, the hottest area of the market: energy. Coal stocks have performed particularly well as utilities have been turning to coal as an alternative to increasingly expensive natural gas. As a result, CONSOL's stock rose approximately 100% from the beginning of the calendar year to its early-October high. This run-up prompted us to take some profits on the position, but the stock remains among the fund's top 25 holdings.

First Marblehead: A new holding in the fund that we purchased in August, First Marblehead made a significant contribution to performance. The company, which provides outsourcing services to large financial institutions for their student loan portfolios, experienced a rapid decline in its stock price at midyear on concerns about its future growth rate. Believing that its fundamentals remained intact and that the stock represented a value after its sell-off, we purchased shares for the fund in the $22 range. First Marblehead has since signed new contracts with both JP Morgan and Bank of America, and its stock rebounded nicely in the final two months of the reporting period. This purchase serves as an excellent example of the fact that we will not hesitate to capitalize when short-term issues create what we believe are longer-term opportunities.

Q:  What individual holdings hurt performance?

A:  Four holdings — American Financial Realty Trust, Cendant Corp., American Standard Companies, Inc. and Blyth, Inc. — detracted from the fund's return.

American Financial Realty Trust (AFR): A real estate investment trust that leases its properties to banks and other financial institutions, AFR underperformed during the period due to a combination of rising interest rates and concerns that the company's cash flow was not sufficient to meet its dividend. We believe this latter fear was exaggerated, and we view the stock — which has a dividend yield of more than 8% — as a conservative total-return vehicle for the fund. Our belief is that the stock's downturn is the result of investor fears rather than any fundamental issues, and we intend to hold on to the position on the belief that AFR will ultimately recover from its recent underperformance.

Cendant: The basis for our holding in this commercial services and supplies company is that the stock is inexpensively valued despite its high cash flow and low capital investment requirements. The market punished the company when it lowered its earnings expectations in October, but we believe the cash flow story remains intact. Additionally, management has announced that the company will be split into three businesses, a move that we believe will allow the intrinsic value of the company to be unlocked in time. Many investors have elected to exit the stock rather than wait for the breakup to occur, but we are comfortable holding the stock at approximately 11 times forward earnings in anticipation of its value being realized in 2006.

American Standard: An earnings miss for the third quarter — announced in October — derailed the stock of this maker of plumbing and air-conditioning products. We continue to hold this company in the fund based in part on our confidence in its management team, which is headed by a former Allied Signal executive. We believe the earnings miss was the result of the company's rollout of new products in its plumbing division, which temporarily weighed on the sales of its legacy product lines. We still believe the stock represents a value.

Blyth: One of the largest makers of candles and home fragrances in the United States, Blyth was hurt as slower sales growth prompted investors to exit the stock. The company has responded with a plan to split its operations into two parts — a wholesale business and a direct-sales business. We believe this strategy will ultimately unlock the value in this fundamentally sound company.

Q:  Do you have any closing comments for shareholders?

A:  We are confident in the underlying fundamentals of the stocks we hold in the portfolio. We are therefore looking ahead to the coming year with great anticipation in light of our belief that the headwinds of high energy prices and rising interest rates will begin to dissipate. Our expectation is that while energy will remain volatile, prices are more likely to be lower a year from now. We also believe the Fed will soon pause in its long series of interest rate hikes. Once it becomes clear that this is in fact going to occur, financial stocks — which are heavily represented in the portfolio — should begin to once again trade on fundamentals rather than investors' big-picture concerns about interest rates. With price-to-earnings ratios at 9 to 12 times forward earnings for many stocks in the sector, we would view this shift as significantly positive. The energy and interest rate concerns also weighed on consumer stocks during the past year, as short-term investors have avoided the sector. As a result, many consumer stocks are now trading at their least expensive valuations in five to 10 years. If consumer stocks come back into vogue, we believe value could be realized in this sector.

We remain committed to our disciplined investment process and long-term orientation, and we look forward to continuing to serve our shareholders in the pursuit of their investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	5/31/05

Common Stocks	94%	97%
Cash Equivalents	6%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/05	5/31/05

Financials	35%	37%
Industrials	23%	25%
Consumer Discretionary	12%	12%
Health Care	10%	11%
Information Technology	8%	7%
Consumer Staples	4%	2%
Energy	3%	4%
Materials	3%	2%
Telecommunications Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (41.9% of Net Assets)
1. WellPoint, Inc. Provider of health care services	6.6%
2. Canadian National Railway Co. Operator of railroads	5.8%
3. Prudential Financial, Inc. Provider of financial services	4.9%
4. Berkshire Hathaway, Inc. "B" Provider of insurance nationwide	3.8%
5. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	3.8%
6. Citigroup, Inc. Provider of diversified financial services	3.7%
7. First Data Corp. Provider of credit-card processing services	3.4%
8. Freddie Mac Supplier of mortgage credit	3.3%
9. Cendant Corp. Provider of consumer and business services globally	3.3%
10. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 94.2%
Consumer Discretionary 11.0%
Auto Components 0.7%
BorgWarner, Inc.	44,000	2,640,000
Household Durables 1.0%
Blyth, Inc. (a)	179,300	3,550,140
Media 7.1%
Clear Channel Communications, Inc.	211,600	6,889,695
Comcast Corp. "A"*	254,100	6,708,240
Dex Media, Inc.	150,000	4,083,000
Gannett Co., Inc.	46,700	2,877,654
LodgeNet Entertainment Corp.* (a)	102,503	1,405,316
Time Warner, Inc.	205,000	3,685,900
		25,649,805
Specialty Retail 2.2%
TJX Companies, Inc.	353,800	7,928,658
Consumer Staples 4.1%
Food & Staples Retailing 2.5%
BJ's Wholesale Club, Inc.*	51,100	1,353,639
Costco Wholesale Corp.	150,000	7,497,000
		8,850,639
Tobacco 1.6%
Altria Group, Inc.	81,200	5,910,548
Energy 3.3%
Oil, Gas & Consumable Fuels
Kinder Morgan Management LLC*	245,510	11,759,929
Kinder Morgan, Inc.	202	18,301
		11,778,230
Financials 32.7%
Banks 3.1%
Fifth Third Bancorp.	65,600	2,641,712
Wells Fargo & Co.	135,600	8,522,460
		11,164,172
Consumer Finance 4.7%
AmeriCredit Corp.* (a)	463,800	11,502,240
Capital One Financial Corp.	65,400	5,432,124
		16,934,364
Diversified Financial Services 8.8%
Citigroup, Inc.	272,372	13,223,661
Freddie Mac	189,700	11,846,765
First Marblehead Corp. (a)	200,000	6,760,000
		31,830,426
Insurance 11.5%
Berkshire Hathaway, Inc. "B"*	4,700	13,888,500
Hilb, Rogal & Hobbs Co. (a)	59,000	2,299,820
Prudential Financial, Inc.	227,000	17,569,800
Quanta Capital Holdings Ltd.*	35,000	146,650
XL Capital Ltd. "A"	116,108	7,707,249
		41,612,019
Real Estate 4.6%
American Financial Realty Trust (REIT) (a)	900,000	11,250,000
American Home Mortgage Investment Corp. (REIT)	81,000	2,404,890
Capital Lease Funding, Inc. (REIT) (a)	84,300	828,669
Saxon Capital, Inc. (REIT) (a)	159,000	1,908,000
		16,391,559
Health Care 9.8%
Health Care Providers & Services 9.8%
Cardinal Health, Inc.	55,000	3,517,250
Coventry Health Care, Inc.*	126,400	7,529,648
Laboratory Corp. of America Holdings*	10,000	518,900
WellPoint, Inc.*	309,600	23,786,568
		35,352,366
Pharmaceuticals 0.0%
Pfizer, Inc.	8,000	169,600
Industrials 21.5%
Aerospace & Defense 1.8%
United Technologies Corp.	119,000	6,406,960
Airlines 1.6%
Southwest Airlines Co.	347,000	5,725,500
Building Products 3.8%
American Standard Companies, Inc.	360,000	13,708,800
Commercial Services & Supplies 5.1%
Allied Waste Industries, Inc.* (a)	661,000	5,559,010
Cendant Corp.	665,050	11,817,938
PHH Corp.* (a)	30,752	887,503
		18,264,451
Industrial Conglomerates 3.0%
Tyco International Ltd.	380,800	10,860,416
Marine 0.4%
Eagle Bulk Shipping, Inc. (a)	100,000	1,546,000
Road & Rail 5.8%
Canadian National Railway Co.	264,000	21,083,040
Information Technology 7.2%
Computers & Peripherals 3.8%
Hewlett-Packard Co.	185,000	5,488,950
International Business Machines Corp.	91,800	8,161,020
		13,649,970
IT Consulting & Services 3.4%
First Data Corp.	281,579	12,183,924
Materials 2.6%
Metals & Mining 1.8%
CONSOL Energy, Inc.	99,000	6,407,280
Paper & Forest Products 0.8%
International Paper Co.	94,000	2,963,820
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.0%
Iowa Telecommunications Services, Inc. (a)	215,100	3,624,435
Wireless Telecommunication Services 1.0%
Sprint Nextel Corp.	150,000	3,756,001
Total Common Stocks (Cost $198,550,782)		339,943,123

Securities Lending Collateral 9.0%
Scudder Daily Assets Fund Institutional, 4.07% (b) (c) (Cost $32,309,773)	32,309,773	32,309,773

Cash Equivalents 6.6%
Scudder Cash Management QP Trust, 4.03% (d) (Cost $23,769,044)	23,769,044	23,769,044
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $254,629,599)+	109.8	396,021,940
Other Assets and Liabilities, Net	(9.8)	(35,270,776)
Net Assets	100.0	360,751,164

* Non-income producing security.

+ The cost for federal income tax purposes was $254,629,638. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $141,392,302. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $147,662,371 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,270,069.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $31,487,905 which is 8.7% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $198,550,782) — including $31,487,905 of securities loaned	$ 339,943,123
Investment in Scudder Cash Management QP Trust (cost $23,769,044)	23,769,044
Investment in Scudder Daily Assets Fund Institutional (cost $32,309,773)*	32,309,773
Total investments in securities, at value (cost $254,629,599)	396,021,940
Cash	10,000
Dividends receivable	506,876
Interest receivable	122,026
Receivable for Fund shares sold	762,023
Other assets	42,747
Total assets	397,465,612
Liabilities
Payable upon return of securities loaned	32,309,773
Payable for Fund shares redeemed	3,956,842
Accrued investment advisory fee	233,829
Other accrued expenses and payables	214,004
Total liabilities	36,714,448
Net assets, at value	$ 360,751,164
Net Assets
Net assets consist of: Undistributed net investment income	1,727,354
Net unrealized appreciation (depreciation) on investments	141,392,341
Accumulated net realized gain (loss)	10,867,092
Paid-in capital	206,764,377
Net assets, at value	$ 360,751,164

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($223,639,795 ÷ 7,798,671 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 28.68
Maximum offering price per share (100 ÷ 94.25 of $28.68)	$ 30.43

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,327,136 ÷ 381,370 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 27.08

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,244,688 ÷ 489,191 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 27.07
Institutional Class Net Asset Value, offering and redemption price(a) per share ($113,539,545 ÷ 3,925,350 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 28.92

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $16,286)	$ 3,270,223
Interest — Scudder Cash Management QP Trust	458,163
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	78,083
Total Income	3,806,469
Expenses: Investment advisory fee	1,359,836
Services to shareholders	126,596
Custody and accounting fees	50,083
Distribution and shareholder servicing fees	372,884
Auditing	26,327
Legal	10,141
Directors' fees and expenses	9,438
Reports to shareholders	15,184
Registration fees	23,282
Other	7,360
Total expenses before expense reductions	2,001,131
Expense reductions	(4,579)
Total expenses after expense reductions	1,996,552
Net investment income (loss)	1,809,917
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,135,213
Foreign currency related transactions	1,212
2,136,425
Net unrealized appreciation (depreciation) during the period on investments	14,334,796

Net gain (loss) on investment transactions	16,471,221
Net increase (decrease) in net assets resulting from operations	$ 18,281,138

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2005 (Unaudited)	Year Ended May 31, 2005
Operations: Net investment income (loss)	$ 1,809,917	$ 1,348,533
Net realized gain (loss) on investment transactions	2,136,425	9,674,215
Net unrealized appreciation (depreciation) during the period on investment transactions	14,334,796	16,999,535
Net increase (decrease) in net assets resulting from operations	18,281,138	28,022,283
Distributions to shareholders from: Net investment income: Class A	(281,278)	(397,185)
Institutional Class	(255,343)	(497,290)
Net realized gains: Class A	—	(4,306,657)
Class B	—	(415,986)
Class C	—	(195,384)
Institutional Class	—	(2,521,420)
Fund share transactions: Proceeds from shares sold	75,456,966	68,651,787
Reinvestment of distributions	386,904	7,473,412
Cost of shares redeemed	(38,520,615)	(63,891,084)
Redemption fees	525	190
Net increase (decrease) in net assets from Fund share transactions	37,323,780	12,234,305
Increase (decrease) in net assets	55,068,297	31,922,666
Net assets at beginning of period	305,682,867	273,760,201
Net assets at end of period (including undistributed net investment income of $1,727,354 and $454,058, respectively)	$ 360,751,164	$ 305,682,867

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 27.20	$ 25.35	$ 20.58	$ 22.67	$ 24.56	$ 21.22
Income (loss) from investment operations: Net investment income (loss)	.14[b]	.11[b]	.04[b]	.01[b]	(.01)[b]	.06
Net realized and unrealized gain (loss) on investment transactions	1.38	2.49	4.86	(1.80)	(1.69)	4.12
Total from investment operations	1.52	2.60	4.90	(1.79)	(1.70)	4.18
Less distributions from: Net investment income	(.04)	(.06)	(.05)	—	(.05)	(.07)
Net realized gains on investment transactions	—	(.69)	(.08)	(.30)	(.14)	(.77)
Total distributions	(.04)	(.75)	(.13)	(.30)	(.19)	(.84)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 28.68	$ 27.20	$ 25.35	$ 20.58	$ 22.67	$ 24.56
Total Return (%)[c]	5.56**	10.30	23.83	(7.75)	(6.96)	20.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	224	189	154	130	193	217
Ratio of expenses (%)	1.20*	1.22	1.24	1.22	1.21	1.18
Ratio of net investment income (loss) (%)	1.02*	.44	.17	.08	(.03)	.18
Portfolio turnover rate (%)	11*	11	7	14	20	20

[a] For the six months ended November 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 25.74	$ 24.16	$ 19.72	$ 21.89	$ 23.85	$ 20.72
Income (loss) from investment operations: Net investment income (loss)	.05[b]	(.05)[b]	(.12)[b]	(.12)[b]	(.17)[b]	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.29	2.32	4.64	(1.75)	(1.65)	4.03
Total from investment operations	1.34	2.27	4.52	(1.87)	(1.82)	3.90
Less distributions from: Net realized gains on investment transactions	—	(.69)	(.08)	(.30)	(.14)	(.77)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 27.08	$ 25.74	$ 24.16	$ 19.72	$ 21.89	$ 23.85
Total Return (%)[c]	5.21**	9.46	22.87	(8.44)	(7.63)	19.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	13	18	22	36	46
Ratio of expenses	1.93*	1.97	1.99	1.98	1.96	1.93
Ratio of net investment income (loss) (%)	.29*	(.31)	(.58)	(.68)	(.78)	(.57)
Portfolio turnover rate (%)	11*	11	7	14	20	20

[a] For the six months ended November 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data

Net asset value, beginning of period	$ 25.74	$ 24.15	$ 19.71	$ 21.89	$ 23.85	$ 20.72
Income (loss) from investment operations: Net investment income (loss)	.05[b]	(.05)[b]	(.12)[b]	(.12)[b]	(.17)[b]	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.28	2.33	4.64	(1.76)	(1.65)	4.03
Total from investment operations	1.33	2.28	4.52	(1.88)	(1.82)	3.90
Less distributions from: Net realized gains on investment transactions	—	(.69)	(.08)	(.30)	(.14)	(.77)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 27.07	$ 25.74	$ 24.15	$ 19.71	$ 21.89	$ 23.85
Total Return (%)[c]	5.17**	9.46	22.93	(8.48)	(7.63)	19.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	9	6	4	6	7
Ratio of expenses (%)	1.95*	1.97	1.99	1.97	1.96	1.93
Ratio of net investment income (loss) (%)	.27*	(.31)	(.58)	(.67)	(.78)	(.57)
Portfolio turnover rate (%)	11*	11	7	14	20	20

[a] For the six months ended November 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 27.43	$ 25.57	$ 20.76	$ 22.80	$ 24.70	$ 21.35
Income (loss) from investment operations: Net investment income (loss)	.18[b]	.18[b]	.10[b]	.06[b]	.05[b]	.11
Net realized and unrealized gain (loss) on investment transactions	1.39	2.51	4.90	(1.80)	(1.71)	4.15
Total from investment operations	1.57	2.69	5.00	(1.74)	(1.66)	4.26
Less distributions from: Net investment income	(.08)	(.14)	(.11)	—	(.10)	(.14)
Net realized gains on investment transactions	—	(.69)	(.08)	(.30)	(.14)	(.77)
Total distributions	(.08)	(.83)	(.19)	(.30)	(.24)	(.91)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 28.92	$ 27.43	$ 25.57	$ 20.76	$ 22.80	$ 24.70
Total Return (%)	5.68**	10.54	24.14	(7.52)	(6.73)	20.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	94	96	90	100	116
Ratio of expenses (%)	.95*	.97	.99	.97	.96	.93
Ratio of net investment income (loss) (%)	1.27*	.69	.42	.33	.22	.43
Portfolio turnover rate (%)	11*	11	7	14	20	20
[a] For the six months ended November 30, 2005 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.
Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $45,235,498 and $17,592,719, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.79% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Transfer Agent Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund by SISC for transfer agency services aggregated $109,836, of which $33,243 is unpaid at November 30, 2005.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $43,533, of which $3,734 is unpaid at November 30, 2005.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class A	$ 259,878	$ 45,503
Class B	44,751	10,519
Class C	40,633	7,554
	$ 345,262	$ 63,576

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at November 30, 2005	Annualized Effective Rate
Class B	$ 14,239	$ 1,986.24%
Class C	13,383	2,624.25%
	$ 27,622	$ 4,610

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2005 aggregated $13,717.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2005, the CDSC for Class B and C shares aggregated $11,986 and $183, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2005, SDI received $64.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $14,880, of which all is unpaid at November 30, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended November 30, 2005, the Advisor agreed to reimburse the Fund $4,186, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2005, the custodian fees were reduced by $393 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2005		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,500,325	$ 41,916,407	1,532,116	$ 40,720,399
Class B	55,156	1,453,913	163,222	4,113,224
Class C	162,320	4,306,519	142,490	3,595,478
Institutional Class	993,456	27,780,127	734,208	20,222,686
		$ 75,456,966		$ 68,651,787
Shares issued to shareholders in reinvestment of distributions
Class A	8,998	$ 247,903	157,611	$ 4,272,937
Class B	—	—	14,636	376,721
Class C	—	—	7,200	185,327
Institutional Class	5,007	139,001	96,453	2,638,427
		$ 386,904		$ 7,473,412
Shares redeemed
Class A	(646,758)	$ (18,020,176)	(815,205)	$ (21,553,862)
Class B	(197,835)	(5,225,834)	(390,069)	(9,801,558)
Class C	(33,981)	(897,325)	(53,870)	(1,349,984)
Institutional Class	(508,408)	(14,377,280)	(1,145,369)	(31,185,680)
		$ (38,520,615)		$ (63,891,084)
Redemption fees		$ 525		$ 190
Net increase (decrease)
Class A	862,565	$ 24,144,517	874,522	$ 23,439,474
Class B	(142,679)	(3,771,921)	(212,211)	(5,311,613)
Class C	128,339	3,409,194	95,820	2,430,890
Institutional Class	490,055	13,541,990	(314,708)	(8,324,446)
		$ 37,323,780		$ 12,234,305

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

F. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Investment Management Agreement Approval

The Board of Directors of the Scudder Flag Investors Equity Partners Fund, Inc. approved, in September 2005, the continuation of the current investment management agreement with Investment Company Capital Corporation (the "Advisor") and the current subadvisory agreement between the Advisor and Alex Brown Investment Management (the "Subadvisor"). In terms of the process the Directors followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of the Advisor and Subadvisor and their affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Subadvisor is paid by the Advisor out of its fee and not directly by the Fund.

The Advisor or the Subadvisor and their predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of the Advisor's and Subadvisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Directors noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rate paid by the Fund (Class A shares) was higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund, while high, represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar Funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class A shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund's (Class A shares) performance was in the 2nd quartile of the applicable Lipper universe, and for the three- and five-year periods ended June 30, 2005, its performance was in the 1st quartile. The Board also observed that the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Subadvisor. The Board considered extensive information regarding the Advisor and Subadvisor, including the Advisor's and Subadvisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and subadvisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Subadvisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Subadvisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's and Subadvisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Subadvisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and subadvisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	81114K 108	81114K 207	81114K 306	81114K 405
Fund Number	409	609	709	509
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2005

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                    Scudder Flag Investors Equity Partners Fund, Inc.

By:                            /s/Vincent J. Esposito
                               ----------------------
                               Vincent J. Esposito
                               President

Date:                          January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                    Scudder Flag Investors Equity Partners Fund, Inc.

By:                            /s/Vincent J. Esposito
                               ----------------------
                               Vincent J. Esposito
                               President

Date:                          January 31, 2006

By:                            /s/Paul Schubert
                               ----------------------
                               Paul Schubert
                               Chief Financial Officer and Treasurer

Date:                          January 31, 2006